UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 31, 2006

VITAL SIGNS, INC.

(Exact Name of Registrant as Specified in its Charter)

New Jersey	0-18793	11-2279807

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Campus Road, Totowa, New Jersey	07512

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (973) 790-1330

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

          ☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          ☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          ☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          ☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

          On January 31, 2006, Vital Signs, Inc. (the “Company”) issued a press release regarding its results of operations for the three months ended December 31, 2005 and its financial condition as of December 31, 2005. A copy of such press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

          This Current Report on Form 8-K and the press release attached hereto are being furnished to the Commission inasmuch as they disclose historical information regarding the Company’s results of operations for the three months ended December 31, 2005 and statement of condition as of December 31, 2005.

          The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section, nor shall such information or Exhibit be deemed incorporated by reference into the Company’s Registration Statement on Form S-3 (File No. 333-130691) or into any other filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

          As described in Item 2.02 of this Report, the following Exhibit is furnished as part of this Report:

               Exhibit 99.1: Earnings Release, dated January 31, 2006.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITAL SIGNS, INC.

By:	/s/ Jay Sturm

Name: Jay Sturm
Title: Vice President / General Counsel

Dated: January 31, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Earnings Release, dated January 31, 2006